LEGG MASON EQUITY FUNDS

                          Legg Mason Value Trust, Inc.
                    Legg Mason Special Investment Trust, Inc.
                        Legg Mason Investors Trust, Inc.
                   Legg Mason American Leading Companies Trust
                            Legg Mason Balanced Trust
                Legg Mason U.S. Small-Capitalization Value Trust
                       Legg Mason Financial Services Fund

          Supplement to the Primary Class and Class A Prospectus dated
             July 25, 2002 and the Institutional Class and Financial
               Intermediary Class Prospectus dated July 25, 2002

The information in the "Management" section beginning on page 31 of the Primary Class and Class A Prospectus and page 21 of the Institutional Class and
Financial Intermediary Class Prospectus regarding the Legg Mason Financial Services Fund has been revised. The fourth paragraph under the sub-heading "Management and advisers" has been replaced in its entirety with the following:

    LMFA has entered into investment advisory agreements with Bartlett & Co. ("Bartlett"), Brandywine Asset Management, Inc. ("Brandywine"), and Barrett Associates, Inc. ("Barrett") to provide investment advisory services to Balanced Trust, Small-Cap Value Trust, and Financial Services Fund, respectively.

The paragraph under this same sub-heading describing Gray, Seifert & Co., Inc. is replaced in its entirety with the following:

    Barrett, 90 Park Avenue, New York, New York 10016, as investment adviser to Financial Services Fund, is responsible for the investment management of the fund, which includes making investment decisions to buy, sell or hold a particular security. On May 1, 2003, Barrett replaced Gray, Seifert & Co., Inc. ("Gray Seifert"), 380 Madison Avenue, New York, New York 10017, as the investment adviser to the fund. The advisory personnel who previously managed the fund as employees of Gray, Seifert continue to do so as employees of Barrett. LMFA pays Barrett a monthly fee of 60% of the fee it receives from the fund. Fees paid to Barrett are net of any waivers. Barrett, a subsidiary of Legg Mason, Inc. since February 2001, was founded in 1937 and currently manages approximately $1.6 billion in client assets.

The paragraph under the sub-heading "Portfolio management" describing the portfolio managers of Financial Services Fund is replaced in its entirety with the following:

    Miles Seifert and Amy LaGuardia are responsible for co-managing Financial Services Fund. Mr. Seifert and Ms. LaGuardia joined Barrett on May 1, 2003. Prior to joining Barrett, Mr. Seifert was Chairperson of the Board and a Director of Gray, Seifert since its inception in 1980 and Ms. LaGuardia was Senior Vice President and Director of Research at Gray, Seifert where she has been employed since 1982. Mr. Seifert and Ms. LaGuardia previously managed the fund while employed at Gray, Seifert and continue as the fund's managers at Barrett.

                   This supplement is dated May 1, 2003.
 You should retain this supplement with your prospectus for future reference.